Draft of January 20, 1997





                 Storage Trust Properties, L.P.
                      Storage Trust Realty

  $44,000,000 7.47% Series A Senior Notes due January 15, 2004

  $56,000,000 7.66% Series B Senior Notes due January 15, 2007

                         ______________

                    Note Purchase Agreement

                         _____________


                  Dated as of January 20, 1997


                         Table of Contents
                 (Not a part of the Agreement)
Section        Heading                                               Page


Section 1.     Authorization of Notes                                 1

Section 2.     Sale and Purchase of Notes; Guaranty of Notes          1

Section 3.     Closings                                               2

Section 4.     Conditions to Closings                                 2

   Section 4.1.  Guaranty Agreement                                   3
   Section 4.2.  Representations and Warranties                       3
   Section 4.3.  Performance; No Default.                             3
   Section 4.4.  Compliance Certificates                              3
   Section 4.5.  Opinions of Counsel                                  3
   Section 4.6.  Purchase Permitted By Applicable Law, etc            3
   Section 4.7.  Sale of Other Notes                                  4
   Section 4.8.  Payment of Special Counsel Fees                      4
   Section 4.9.  Private Placement Number                             4
   Section 4.10. Changes in Corporate Structure                       4
   Section 4.11. Duff & Phelps Rating                                 4
   Section 4.12. Proceedings and Documents                            4

Section 5.     Representations and Warranties of the Constituent
               Companies                                              4

   Section 5.1.  Organization; Power and Authority                    4
   Section 5.2.  Authorization, etc                                   5
   Section 5.3.  Disclosure                                           5
   Section 5.4.  Organization and Ownership of Shares of
                 Subsidiaries; Affiliates                             6
   Section 5.5.  Financial Statements                                 7
   Section 5.6.  Compliance with Laws, Other Instruments, etc         7
   Section 5.7.  Governmental Authorizations, etc                     7
   Section 5.8.  Litigation; Observance of Agreements, Statutes and
                 Orders                                               7
   Section 5.9.  REIT Status; Taxes                                   8
   Section 5.10. Title to Property; Leases                            8
   Section 5.11. Licenses, Permits, etc                               8
   Section 5.12. Compliance with ERISA                                9
   Section 5.13. Private Offering                                     9
   Section 5.14. Use of Proceeds; Margin Regulations                 10
   Section 5.15. Existing Debt; Future Liens                         10
   Section 5.16. Foreign Assets Control Regulations, etc             10
   Section 5.17. Status under Certain Statutes                       10
   Section 5.18. Environmental Matters                               11


Section 6.     Representations of the Purchaser                      11

   Section 6.1.  Purchase for Investment                             11
   Section 6.2.  Source of Funds                                     11

Section 7.     Information as to the Trust                           13

   Section 7.1.  Financial and Business Information                  13
   Section 7.2.  Officer's Certificate                               16
   Section 7.3.  Financial Statements of the Operating Partnership   16
   Section 7.4.  Inspection                                          17

Section 8.     Prepayment of the Notes                               17

   Section 8.1.  Required Prepayments                                17
   Section 8.2.  Optional Prepayments with Make-Whole Amount         18
   Section 8.3.  Allocation of Partial Prepayments                   18
   Section 8.4.  Maturity; Surrender, etc                            18
   Section 8.5.  Purchase of Notes                                   18
   Section 8.6.  Make-Whole Amount                                   19

Section 9.     Affirmative Covenants                                 20

   Section 9.1.  Compliance with Law                                 20
   Section 9.2.  Insurance                                           20
   Section 9.3.  Maintenance of Properties                           20
   Section 9.4.  Payment of Taxes and Claims                         21
   Section 9.5.  Corporate Existence, Maintenance of REIT Status     21

Section 10.    Negative Covenants                                    22

   Section 10.1. Consolidated Adjusted Tangible Net Worth            22
   Section 10.2. Incurrence of Debt                                  22
   Section 10.3. Interest Charges Coverage Ratio                     22
   Section 10.4. Unencumbered Asset Coverage                         22
   Section 10.5. Liens                                               22
   Section 10.6. Merger, Consolidation, etc                          24
   Section 10.7. Sales of Assets                                     24
   Section 10.8. Restricted Investments                              24

Section 11.    Events of Default                                     25


Section 12.    Remedies on Default, etc                              27

   Section 12.1. Acceleration                                        27
   Section 12.2. Other Remedies                                      28
   Section 12.3. Rescission                                          28
   Section 12.4. No Waivers or Election of Remedies, Expenses, etc   28

Section 13.    Registration; Exchange; Substitution of Notes         28

   Section 13.1. Registration of Notes                               28
   Section 13.2. Transfer and Exchange of Notes                      29
   Section 13.3. Replacement of Notes                                29

Section 14.    Payments on Notes                                     30

   Section 14.1. Place of Payment                                    30
   Section 14.2. Home Office Payment                                 30

Section 15.    Expenses, Etc                                         30

   Section 15.1. Transaction Expenses                                30
   Section 15.2. Survival                                            31

Section 16.    Survival of Representations and Warranties;
               Entire Agreement                                      31

Section 17.    Amendment and Waiver                                  31

   Section 17.1. Requirements                                        31
   Section 17.2. Solicitation of Holders of Notes                    32
   Section 17.3. Binding Effect, etc                                 32
   Section 17.4. Notes Held by a Constituent Company, etc            32

Section 18.    Notices                                               32

Section 19.    Reproduction of Documents                             33

Section 20.    Confidential Information                              33

Section 21.    Substitution of Purchaser                             34

Section 22.    Miscellaneous                                         35

   Section 22.1. Successors and Assigns                              35
   Section 22.2. Payments Due on Non-Business Days                   35
   Section 22.3. Severability                                        35
   Section 22.4. Construction                                        35
   Section 22.5. Counterparts                                        35
   Section 22.6. Governing Law                                       35
   Section 22.7. No Recourse to Shareholders etc                     35

Signature                                                            37


Schedule A        Information Relating To Purchasers

Schedule B        Defined Terms

Schedule 4.10     Changes in Corporate Structure

Schedule 5.3      Disclosure Materials

Schedule 5.4      Subsidiaries of the Trust and Ownership of Subsidiary
                  Stock

Schedule 5.5      Financial Statements

Schedule 5.15     Existing Indebtedness

Schedule 5.18     Environmental Matters

Exhibit 1-A       Form of 7.47% Series A Senior Note due January 15, 2004

Exhibit 1-B       Form of 7.66% Series B Senior Note due January 15, 2007

Exhibit 2         Form of Guaranty Agreement

Exhibit 4.5(a) Form of Opinion of Special Counsel for the Trust and its Subsidiaries

Exhibit 4.5(b)    Form of Opinion of Special Counsel for the Purchasers

                   Storage Trust Properties, L.P.
                      Storage Trust Realty
                     2407 Rangeline Street
                   Columbia, Missouri  65202
        7.47% Series A Senior Note due January 15, 2004
        7.66% Series B Senior Note due January 15, 2007

                                                    Dated as of
                                               January 20, 1997

To the Purchaser listed in
  the attached Schedule A
  which is a signatory of this
  Agreement:

Ladies and Gentlemen:

     Storage Trust Properties, L.P., a Delaware limited partnership, and Storage Trust Realty, a Maryland real estate investment trust (respectively the "Operating Partnership" and the "Trust", collectively the "Constituent Companies" and individually a "Constituent Company"), agree with you as follows:

Section 1.     Authorization of Notes.

     The Operating Partnership will authorize the issue and sale of
(i) $44,000,000 aggregate principal amount of its 7.47% Series A Senior Notes due January 15, 2004 (the "Series A Notes") and (ii) $56,000,000 aggregate principal amount of its 7.66% Series B Senior Notes due January 15, 2007 (the "Series B Notes"). The Series A Notes and the Series B Notes are hereinafter collectively referred to as the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined). The Series A Notes and the Series B Notes are each referred to as Notes of a "Series". The Series A Notes shall be substantially in the form set out in Exhibit 1-A and the Series B Notes shall be substantially in the form set out in Exhibit 1-B, in each case, with such changes therefrom, if any, as may be approved by you and the Operating Partnership. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 2.     Sale and Purchase of Notes; Guaranty of Notes.

     Subject to the terms and conditions of this Agreement, the Operating Partnership will issue and sell to you and you will purchase from the Operating Partnership, at each Closing provided for in Section 3, Notes in the principal amount and of the Series specified opposite your name in Schedule A with respect to such Closing at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Constituent Companies are entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at each Closing to each of the Other Purchasers of Notes in the principal amount and of the Series specified opposite its name in Schedule A with respect to such Closing. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

     The obligations of the Operating Partnership hereunder and under the Other Agreements and the Notes are unconditionally guaranteed by the Trust pursuant to that certain Guaranty Agreement dated as of the date hereof (the "Guaranty Agreement") substantially in the form of Exhibit 2.

Section 3.     Closings.

     The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at not more than two closings (the "Closings"). The first Closing shall be held on January 22, 1997 or such earlier date as the Operating Partnership shall specify by not less than three Business Days' prior written notice to you and the Other Purchasers, and the second Closing shall be held on April 15, 1997 or such earlier date as the Operating Partnership shall specify by not less than ten Business Days' prior written notice to you and the Other Purchasers. At each Closing, the Operating Partnership will deliver to you the Notes of the Series to be purchased by you at such Closing, as set forth opposite your name in Schedule A, in the form of a single Note (or such greater number of Notes in denominations of at least $1,000,000 as you may request) dated the date of such Closing and registered in your name (or in the name of your nominee), against delivery by you to the Operating Partnership or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Operating Partnership to account number 1017446 at Boone County National Bank, P.O. Box 678, Columbia, Missouri 65205, ABA No. 081500859. If at a Closing the Operating Partnership shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

Section 4.     Conditions to Closings.

     Your obligation to purchase and pay for the Notes to be sold to you at each Closing is subject to the fulfillment to your satisfaction, prior to or at such Closing, of the following conditions:

     Section 4.1. Guaranty Agreement. The Guaranty Agreement shall have been executed and delivered by the Trust.

     Section 4.2. Representations and Warranties. The representations and warranties of the Constituent Companies in this Agreement shall be correct when made and at the time of such Closing.

     Section 4.3. Performance; No Default. The Constituent Companies shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at such Closing, and after giving effect to the issue and sale of the Notes at such Closing (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing. Neither any Constituent Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof or Section 5 of the Guaranty Agreement had such Sections applied since such date.

     Section 4.4. Compliance Certificates.

       (a) Officer's Certificate. Each Constituent Company shall have delivered to you an Officer's Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.2, 4.3 and 4.10 have been fulfilled.

       (b) Secretary's Certificate. Each Constituent Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Agreements and, in the case of the Trust, the Guaranty Agreement.

     Section 4.5. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of such Closing
(a) from Mayer, Brown & Platt, special counsel for the Trust and its Subsidiaries and Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Trust, which opinions when taken together shall cover the matters set forth in Exhibit 4.5(a) (and the Constituent Companies hereby instruct their counsel to deliver such opinions to you) and (b) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.5(b) and covering such other matters incident to such transactions as you may reasonably request.

     Section 4.6. Purchase Permitted By Applicable Law, etc. On the date of such Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

     Section 4.7. Sale of Other Notes. Contemporaneously with such Closing, the Operating Partnership shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Notes to be purchased by them at such Closing as specified in Schedule A. In the case of the second Closing, the Operating Partnership shall have sold to the Other Purchasers, and the Other Purchasers shall have purchased, the Notes to be purchased by them at the first Closing as specified in Schedule A.

     Section 4.8. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Trust shall have paid on or before such Closing the fees, charges and disbursements of your special counsel referred to in Section 4.5 to the extent reflected in a statement of such counsel rendered to the Trust at least one Business Day prior to such Closing.

     Section 4.9. Private Placement Number. On or prior to the first Closing, a Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of the Notes.

     Section 4.10.   Changes in Corporate Structure.  Except as specified in
Schedule 4.10, neither Constituent Company shall have changed its jurisdiction of organization or been a party to any merger or consolidation or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     Section 4.11. Duff & Phelps Rating. On or prior to the date of such Closing, the Notes shall have been accorded a rating of "BBB-" or better from Duff & Phelps Credit Rating Co., and such rating shall not have been amended, modified or rescinded prior to such Closing and shall remain in full force and effect on the date of such Closing.

     Section 4.12. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.
Section 5.Representations and Warranties of the Constituent Companies.

     Each Constituent Company represents and warrants to you that:

     Section 5.1. Organization; Power and Authority. (a) The Trust is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland and is duly qualified as a foreign entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Trust has the requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts, to execute and deliver this Agreement, the Other Agreements and the Guaranty Agreement and to perform the provisions hereof and thereof. The Trust is the sole general partner of the Operating Partnership. The Trust owns no assets other than its general partnership interest in the Operating Partnership, short-term Investments, interests in Subsidiaries which hold interests in other Subsidiaries and assets it deems necessary to carry out its responsibilities contemplated under the Amended and Restated Agreement of Limited Partnership of the Operating Partnership and the Second Amended and Restated Declaration of Trust of the Trust.

       (b) The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Operating Partnership has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts, to execute and deliver this Agreement, the Other Agreements and the Notes and to perform the provisions hereof and thereof.

     Section 5.2. Authorization, etc. (a) This Agreement, the Other Agreements and the Guaranty Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement and the Guaranty Agreement constitute, legal, valid and binding obligations of the Trust enforceable against the Trust in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

       (b) This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary action on the part of the Trust as general partner of the Operating Partnership, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Operating Partnership enforceable against the Operating Partnership in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      Section 5.3. Disclosure. The Trust, through its agents, Lehman Brothers and BA Securities, Inc., has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated December 1996 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business of the Trust and its Subsidiaries. This Agreement, the Memorandum, the Guaranty Agreement, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in
Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 1995, there has been no change in the financial condition, operations, business or properties of the Trust or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to either Constituent Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein, in the Guaranty Agreement, in the Memorandum, in the other documents, certificates and other writings identified in Schedule 5.3 or in the financial statements listed in
Schedule 5.5.

     Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Trust's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Trust and each other Subsidiary, (ii) of the Trust's Affiliates, other than Subsidiaries, and (iii) of the Trust's directors and senior officers.

       (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Trust and its Subsidiaries have been validly issued, are fully paid and (except in the case of any partnership interests) nonassessable and are owned by the Trust or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

       (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

       (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Trust or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

     Section 5.5. Financial Statements. The Trust has delivered to each Purchaser copies of the consolidated financial statements of the Trust and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Trust and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     Section 5.6. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Trust of this Agreement and the Guaranty Agreement and the execution, delivery and performance by the Operating Partnership of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Trust or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, charter, by-laws, declaration of trust, partnership agreement or any other agreement or instrument to which the Trust or any Subsidiary is bound or by which the Trust or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Trust or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Trust or any Subsidiary.

     Section 5.7. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance (i) by the Trust of this Agreement or the Guaranty Agreement or
(ii) by the Operating Partnership of this Agreement or the Notes.
Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.
(a) There are no actions, suits or proceedings pending or, to the knowledge of either Constituent Company, threatened against or affecting the Trust or any Subsidiary or any property of the Trust or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

       (b) Neither the Trust nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     Section 5.9. REIT Status; Taxes. (a) The Trust qualified as a real estate investment trust under the provisions of the Code, for all taxable years of the Trust ended December 31, 1995 and before. Each corporate Subsidiary of the Trust (other than Specified Affiliates) is a "qualified REIT subsidiary" within the meaning of section 856(i) of the Code.

       (b) The Trust and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Trust or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither Constituent Company knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Trust and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Trust and its Subsidiaries have been determined and paid for all fiscal years up to and including the fiscal year ended December 31, 1995. No tax return has been examined and reported on by the Internal Revenue Service.

     Section 5.10. Title to Property; Leases. The Trust and its Subsidiaries have good title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Trust or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     Section 5.11. Licenses, Permits, etc. (a) The Trust and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

       (b) To the best knowledge of either Constituent Company, no product of either Constituent Company infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person.

       (c) To the best knowledge of either Constituent Company, there is no Material violation by any Person of any right of the Trust or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Trust or any of its Subsidiaries.

     Section 5.12. Compliance with ERISA. (a) The Trust and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Trust nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Trust or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Trust or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

       (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in section 3 of ERISA.

       (c) The Trust and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

       (d) The expected post-retirement benefit obligation (determined as of the last day of the Trust's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Trust and its Subsidiaries is not Material.

       (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Constituent Companies in the first sentence of this
Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

     Section 5.13. Private Offering. Neither Constituent Company nor anyone acting on their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 80 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither Constituent Company nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     Section 5.14. Use of Proceeds; Margin Regulations. The Operating Partnership will apply the proceeds of the sale of the Notes (i) to repay indebtedness outstanding under that certain Revolving Credit Agreement dated January 25, 1996, as amended by the First Amendment to Revolving Credit Agreement and Guaranty dated December 13, 1996, among the Operating Partnership, the First National Bank of Boston, as agent, and the other banks named therein, (ii) to finance acquisitions and (iii) for other corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve either Constituent Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Neither the Trust nor any of its Subsidiaries beneficially owns nor intends to acquire any margin stock. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

     Section 5.15. Existing Debt; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Trust and its Subsidiaries as of November 30, 1996, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Trust or its Subsidiaries. Neither the Trust nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Trust or such Subsidiary and no event or condition exists with respect to any Debt of the Trust or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

       (b) Neither the Trust nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5 hereof or Section 5.5 of the Guaranty Agreement.

     Section 5.16. Foreign Assets Control Regulations, etc. Neither the sale of the Notes by the Operating Partnership hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     Section 5.17. Status under Certain Statutes. Neither the Trust nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

     Section 5.18. Environmental Matters. Neither the Trust nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Trust or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in Schedule 5.18 and except that clauses (b) and (c) below do not apply to conditions arising from the storage of customer goods in storage units at self-storage facilities owned and/or operated by the Trust and its Subsidiaries as to which neither the Trust nor its Subsidiaries has actual knowledge:

            (a) neither the Trust nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

            (b) neither the Trust nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

            (c) all buildings on all real properties now owned, leased or operated by the Trust or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

Section 6.Representations of the Purchaser.

     Section 6.1. Purchase for Investment. You represent as of the date hereof and the date of each Closing at which you are to purchase Notes that you are purchasing such Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Operating Partnership is not required to register the Notes.

     Section 6.2. Source of Funds. You represent as of the date hereof and the date of each Closing at which you are to purchase Notes that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

            (a) if you are an insurance company, the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995), and there is no employee benefit plan (treating as a single plan all plans maintained by the same employer or employee organization) with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in your most recent annual statement in the form required by the National Association of Insurance Commissioners as filed with your state of domicile and the requirements of PTE 95-60 with respect to the purchase of the Notes have been satisfied; or

            (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Constituent Companies in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund and the requirements of PTE 90-1 or 91-38, as applicable, with respect to the purchase of the Notes have been satisfied; or

            (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part l(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in either Constituent Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Constituent Companies in writing pursuant to this paragraph (c) and the requirements of PTE 84-14 with respect to the purchase of the Notes have been satisfied; or

            (d)   the Source is a governmental plan; or

            (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Constituent Companies in writing pursuant to this paragraph (e); or

            (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7.     Information as to the Trust

     Section 7.1. Financial and Business Information. The Trust shall deliver to each holder of Notes that is an Institutional Investor:

            (a) Quarterly Statements within 60 days after the end of each quarterly fiscal period in each fiscal year of the Trust (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

                 (i) a consolidated balance sheet of the Trust and its Subsidiaries as at the end of such quarter, and

                (ii) consolidated statements of income and cash flows of the Trust and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Trust's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1 (a);

            (b)   Annual Statements   within 90 days after the end of each
     fiscal year of the Trust, duplicate copies of,

                 (i) a consolidated balance sheet of the Trust and its Subsidiaries, as at the end of such year, and

                (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Trust and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

                      (A) by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                      (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Trust's Annual Report on Form 10-K for such fiscal year (together with the Trust's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this
     Section 7.1(b);

            (c)   SEC and Other Reports   promptly upon their becoming
     available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Trust or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Trust or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Trust or any Subsidiary to the public concerning developments that are Material;

            (d)   Notice of Default or Event of Default   promptly, and in any
     event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
     Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Trust is taking or proposes to take with respect thereto;

            (e)   ERISA Matters   promptly, and in any event within five days
     after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Trust or an ERISA Affiliate proposes to take with respect thereto:

                 (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Trust or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by the Trust or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Trust or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

            (f)   Notices from Governmental Authority   promptly, and in any
     event within 30 days of receipt thereof, copies of any notice to the Trust or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

            (g)   Specified Affiliates   (i) during any period when GAAP or
     related auditing standards requires that a Specified Affiliate be accounted for as a Subsidiary for purposes of the consolidated financial statements of the Trust and its Subsidiaries, the term "Subsidiary" shall include a Specified Affiliate for purposes of paragraphs (a) and
     (b) above; and


           (ii) during any period when GAAP or related auditing standards does not require that a Specified Affiliate be accounted for as a Subsidiary for purposes of the consolidated financial statements of the Trust and its Subsidiaries, the term "Subsidiary" shall not include a Specified Affiliate for purposes of paragraphs (a) and (b) above and, if the Trust shall have any Specified Affiliates during any period covered by the financial statements delivered pursuant to paragraphs (a) or (b) above, financial statements of the character specified in paragraphs (a) and (b) above for such Specified Affiliates, and, on a combined basis, financial statements of the character specified in paragraphs (a) and
     (b) above for the Trust, its Subsidiaries and such Specified Affiliates accompanied by the opinions and certificates specified in paragraphs
     (b)(A) and (B) above; and

            (h)   Requested Information   with reasonable promptness, such
     other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Trust or any of its Subsidiaries or relating to the ability of the Trust to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

            (a)   Covenant Compliance   the information (including detailed
     calculations) required in order to establish whether the Trust was in compliance with the requirements of Sections 5.1 through 5.7, inclusive, and Section 5.10 of the Guaranty Agreement during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

            (b)   Event of Default   a statement that such officer has
     reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Trust and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Trust or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Trust shall have taken or proposes to take with respect thereto.

     Section 7.3. Financial Statements of the Operating Partnership. At the request of the holders of more than 50% of the principal amount of the Notes at the time outstanding, the Operating Partnership shall deliver to each holder of Notes that is an Institutional Investor financial statements of the character described in clauses (a) and (b) of Section 7.1 and a certificate of a Senior Financial Officer of the Operating Partnership certifying as to the matters referred to in Section 7.1(a) and Section 7.2 (with reference to Sections 10.1 through 10.8, inclusive, of this Agreement), in each case, with respect to the Operating Partnership and its Subsidiaries on a consolidated basis for all fiscal periods ending after the date of such request.
Section 7.4. Inspection. The Trust shall permit the representatives of each holder of Notes that is an Institutional Investor:

            (a)   No Default   if no Default or Event of Default then exists,
     at the expense of such holder and upon reasonable prior notice to the Trust, to visit the principal executive office of the Trust, to discuss the affairs, finances and accounts of the Trust and its Subsidiaries with the Trust's officers, and (with the consent of the Trust, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Trust, which consent will not be unreasonably withheld) to visit the other offices and properties of the Trust and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

            (b)   Default   if a Default or Event of Default then exists, at
     the expense of the Trust to visit and inspect any of the offices or properties of the Trust or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Trust authorizes said accountants to discuss the affairs, finances and accounts of the Trust and its Subsidiaries), all at such times and as often as may be requested.

Notwithstanding the foregoing, it is understood and agreed that the inspection rights granted under this Section 7.4 shall be subject to the rights of any tenants under any leases then in effect to which the Trust or any Subsidiary is a party.

Section 8.     Prepayment of the Notes

     Section 8.1. Required Prepayments.

          (a) Series A Notes. On January 15, 2002 and on January 15, 2003 the Operating Partnership will prepay $14,700,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of the Make-Whole Amount or any premium.

          (b) Series B Notes. On January 15, 2003 and on each January 15 thereafter to and including January 15, 2006 the Operating Partnership will prepay $11,200,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of the Make-Whole Amount or any premium.

     Upon any partial prepayment of the Notes pursuant to Section 8.2 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Notes of each Series becoming due under this
Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes of such Series is reduced as a result of such prepayment or purchase.

     Section 8.2. Optional Prepayments with Make-Whole Amount.  The
Operating Partnership may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of either Series, in an amount not less than $1,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Operating Partnership will give each holder of Notes of such Series written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes of such Series to be prepaid on such date, the principal amount of each Note of such Series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Operating Partnership shall deliver to each holder of Notes of such Series a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.1, the principal amount of the Notes of any Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes of any Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

     Section 8.4. Maturity; Surrender, etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Operating Partnership shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Operating Partnership and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     Section 8.5. Purchase of Notes. Neither Constituent Company will, nor will it permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Operating Partnership will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     Section 8.6. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12. 1, as the context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 500" on the Telerate Access Service (or such other display as may replace Page 500 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 9.     Affirmative Covenants.
     The Constituent Companies covenant that so long as any of the Notes are outstanding:

     Section 9.1. Compliance with Law. The Constituent Companies will and will cause each Subsidiary to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 9.2. Insurance. The Constituent Companies will and will cause each Subsidiary to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     Section 9.3. Maintenance of Properties. The Constituent Companies will and will cause each Subsidiary or the respective tenants of either Constituent Company or any Subsidiary to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent either Constituent Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Trust has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 9.4. Payment of Taxes and Claims. The Constituent Companies will and will cause each Subsidiary to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of either Constituent Company or any Subsidiary, provided that neither any Constituent Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by such Constituent Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Constituent Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Constituent Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     Section 9.5. Corporate Existence, Maintenance of REIT Status. (a) The Constituent Companies will at all times preserve and keep in full force and effect their legal existence. Subject to Sections 10.6 and 10.7 hereof and Sections 5.6 and 5.7 of the Guaranty Agreement, the Constituent Companies will at all times preserve and keep in full force and effect the corporate or other legal existence of each Subsidiary and all licenses and permits of the Constituent Companies and each Subsidiary unless, in the good faith judgment of the Trust, the termination of or failure to preserve and keep in full force and effect such corporate or other legal existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

       (b) The Trust will preserve and maintain its qualification as a real estate investment trust under the Code and the applicability to the Trust and its stockholders of the method of taxation provided for in Section 857(b) of the Code (and any successor provision thereto) for all taxable years of the Trust ended December 31, 1996 and thereafter.

       (c) The Trust will maintain as its sole business purpose being the sole general partner of the Operating Partnership and will own no assets other than its general partnership interest in the Operating Partnership, short-term Investments, interests in Subsidiaries which hold interests in other Subsidiaries and assets it deems necessary to carry out its responsibilities contemplated under the Amended and Restated Agreement of Limited Partnership of the Operating Partnership and the Second Amended and Restated Declaration of Trust of the Trust. The Trust will at all times remain the sole general partner of the Operating Partnership.

Section 10.    Negative Covenants.

     The Operating Partnership covenants that so long as any of the Notes are outstanding:

     Section 10.1. Consolidated Adjusted Tangible Net Worth. The Operating Partnership will not at any time permit Consolidated Adjusted Tangible Net Worth to be less than $175,000,000; provided, however, that the Operating Partnership shall be permitted to make distributions to the Trust to enable the Trust to pay dividends to the extent required by the provisions of subchapter M of the Code to maintain the deductibility from its income of dividends paid by it so long as after giving effect to the payment of such dividends, no Default or Event of Default described in paragraph (a), (b), (h) or (i) of Section 11 shall have occurred and be continuing.

     Section 10.2. Incurrence of Debt. The Operating Partnership will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, unless on the date the Operating Partnership or such Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

            (a)   no Default or Event of Default exists,

            (b) Consolidated Debt does not exceed 45% of Consolidated Adjusted Capitalization, and

            (c) in the case of Priority Debt, Consolidated Priority Debt does not exceed 30% of Consolidated Adjusted Capitalization.

For the purposes of this Section 10.2, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

     Section 10.3. Interest Charges Coverage Ratio. The Operating Partnership will not permit the Interest Charges Coverage Ratio on any date to be less than 2.00 to 1.00.

     Section 10.4. Unencumbered Asset Coverage. The Operating Partnership will at all times keep and maintain Unencumbered Assets at an amount not less than 200% of Unsecured Debt.

     Section 10.5. Liens. The Operating Partnership will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Operating Partnership or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

            (a) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by Section 9.4;

            (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Sections 9.1 or 9.4;

            (c) any attachment or judgment Lien, provided the judgment it secures shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal;

            (d) Liens on properties securing security deposits of tenants, provided that the aggregate amount of such security deposits secured by such Liens shall not exceed 5% of Consolidated Adjusted Capitalization at any time outstanding;

            (e) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

            (f) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Operating Partnership and its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Operating Partnership and its Subsidiaries;

            (g) Liens existing on the date of this Agreement and securing the Debt of the Operating Partnership and its Subsidiaries referred to in item 2 of Schedule 5.15 and refinancing, renewal or extension of such Debt, provided that (i) the principal amount of such Debt is not increased over the principal amount thereof immediately prior to such refinancing, renewal or extension, and (ii) such Lien is not extended to other property of the Operating Partnership or any Subsidiary;

            (h)   Liens securing Debt incurred within the limitations of
     Section 10.2;

            (i) Liens on property or assets of a Subsidiary securing Debt owing to the Operating Partnership or to any of its Subsidiaries; and

            (j) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Operating Partnership or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Operating Partnership or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property.

     Section 10.6. Merger, Consolidation, etc. The Operating Partnership will not consolidate with or merge with any other entity unless (i) the Operating Partnership or the Trust is the surviving or continuing entity and
(ii) immediately after giving effect to such transaction no Default or Event of Default would exist.

     Section 10.7. Sales of Assets. (a) The Operating Partnership will not, and will not permit any Subsidiary to, engage in any Asset Disposition unless,
(x) after giving effect to such Asset Disposition, no Default or Event of Default shall have occurred and be continuing and (y) such Asset Disposition does not involve any substantial part of the assets of the Operating Partnership and its Subsidiaries. An Asset Disposition shall be deemed to involve a "substantial part" of the assets of the Operating Partnership and its Subsidiaries (i) if the book value of the assets subject to such Asset Disposition, when added to the book value of all other assets subject to other Asset Dispositions during the same fiscal year exceeds 15% of Consolidated Total Assets determined as of the end of the immediately preceding fiscal year, or (ii) if the portion of consolidated total revenue for the preceding fiscal year attributable to the assets subject to such Asset Disposition, when added to the portion of consolidated total revenue for the preceding fiscal year attributable to all other assets subject to other Asset Dispositions during the same fiscal year exceeds 15% of consolidated total revenue for the fiscal year immediately preceding such Asset Disposition; provided, however, that in any computation of "substantial part" there shall be excluded any Asset Disposition, to the extent that the proceeds thereof are applied within 180 days after the receipt of the proceeds of such Asset Disposition to either
(i) the voluntary prepayment of the Notes pursuant to Section 8.2, or (ii) the purchase of other similar assets for use in the business of the Operating Partnership and its Subsidiaries.

     Section 10.8. Restricted Investments. The Operating Partnership will not, and will not permit any Subsidiary to (i) make any Restricted Investment if, after giving effect thereto, the aggregate amount of Restricted Investments held by the Operating Partnership and its Subsidiaries would exceed 10% of Consolidated Total Assets or (ii) make any Unimproved Real Estate Investments if, after giving effect thereto, the aggregate amount of Unimproved Real Estate Investments held by the Operating Partnership and its Subsidiaries would exceed 10% of Consolidated Total Assets.

Section 11.Events of Default.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Operating Partnership defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Operating Partnership defaults in the payment of any interest on any Note for more than five days after the same becomes due and payable; or

            (c) (i) the Operating Partnership defaults in the performance of or compliance with any term contained in Sections 9.5 or 10 or (ii) the Trust defaults in the performance of or compliance with any term contained in Section 9.5 hereof or Section 5 of the Guaranty Agreement; or

            (d) either Constituent Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) such Constituent Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default"); or

            (e) any representation or warranty made in writing by or on behalf of either Constituent Company or by any officer of either Constituent Company in this Agreement, the Guaranty Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f) (i) the Trust or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Trust or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Trust or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or (y) one or more Persons have the right to require the Trust or any Subsidiary so to purchase or repay such Debt; or

            (g) (i) the Guaranty Agreement shall prove to be unenforceable or invalid or the Trust shall deny or disaffirm its obligations under the Guaranty Agreement, or (ii) Default shall occur in the observance or performance by the Trust of any provision of the Guaranty Agreement (other than Section 5 of the Guaranty Agreement, which is governed by clause (c) above) which is not remedied within 30 days after the earlier of (x) a Responsible Officer obtaining actual knowledge of such default and (y) the Trust receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default"); or

            (h) the Trust or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due,
     (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

            (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Trust or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Trust or any of its Subsidiaries, or any such petition shall be filed against the Trust or any of its Subsidiaries and such petition shall not be dismissed within 90 days; or

            (j) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Trust and its Subsidiaries and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; or

            (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Trust or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $2,000,000, (iv) the Trust or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Trust or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Trust or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Trust or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 12.    Remedies on Default, etc.

     Section 12.1.   Acceleration.

          (a) If an Event of Default with respect to a Constituent Company described in paragraph (h) or (i) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 25% in principal amount of the Notes of either Series at the time outstanding may at any time at its or their option, by notice or notices to the Operating Partnership, declare all the Notes of such Series then outstanding to be immediately due and payable.

          (c)  If any Event of Default described in paragraph (a) or (b) of
     Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Operating Partnership, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Operating Partnership acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Constituent Companies (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Operating Partnership in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     Section 12.3. Rescission. At any time after any Notes of either Series have been declared due and payable pursuant to clause (b) or (c) of
Section 12.1, the holders of not less than 66-2/3% in principal amount of the Notes of such Series then outstanding, by written notice to the Operating Partnership, may rescind and annul any such declaration and its consequences if (a) the Operating Partnership has paid all overdue interest on the Notes of such Series, all principal of and Make-Whole Amount, if any, on any Notes of such Series that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of such Series, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived by the holders of the Notes of such Series pursuant to Section 17, and
(c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes of such Series. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     Section 12.4. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Operating Partnership under Section 15, the Operating Partnership will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

Section 13.Registration; Exchange; Substitution of Notes.

     Section 13.1. Registration of Notes. The Operating Partnership shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Operating Partnership shall not be affected by any notice or knowledge to the contrary. The Operating Partnership shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     Section 13.2. Transfer and Exchange of Notes. (a) Upon surrender of any Note at the principal executive office of the Operating Partnership for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Operating Partnership shall, subject to paragraph (b) of this Section, execute and deliver, at the Operating Partnership's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of
Exhibit 1-A or Exhibit 1-B, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Operating Partnership may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

       (b) You agree, and each holder of a Note shall be deemed to have agreed by acceptance of such Note, not to transfer Notes to a Competitor.

     Section 13.3. Replacement of Notes. Upon receipt by the Operating Partnership of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof, the Operating Partnership at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.    Payments on Notes.

     Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of Harris Trust and Savings Bank in such jurisdiction. The Operating Partnership may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Operating Partnership in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in
Section 14.1 or in such Note to the contrary, the Operating Partnership will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Operating Partnership in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Operating Partnership made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Operating Partnership at its principal executive office or at the place of payment most recently designated by the Operating Partnership pursuant to

     Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Operating Partnership in exchange for a new Note or Notes pursuant to Section 13.2. The Operating Partnership will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

Section 15.Expenses, Etc.

     Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Trust will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Guaranty Agreement or the Notes, or by reason of being a holder of any Note, and
(b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Trust or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Guaranty Agreement and by the Notes. The Trust will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

     Section 15.2.   Survival.  The obligations of the Trust under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Guaranty Agreement or the Notes, and the termination of this Agreement or the Guaranty Agreement.

Section 16.Survival of Representations and Warranties; Entire Agreement.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of either Constituent Company pursuant to this Agreement shall be deemed representations and warranties of such Constituent Company under this Agreement. Subject to the preceding sentence, this Agreement, the Guaranty Agreement and the Notes embody the entire agreement and understanding between you and the Constituent Companies and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.    Amendment and Waiver.

     Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Constituent Companies and the Required Holders, except that
(a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

     Section 17.2.   Solicitation of Holders of Notes.

       (a) Solicitation. The Constituent Companies will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Constituent Companies will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

       (b) Payment. The Constituent Companies will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

       Section 17.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Constituent Companies without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Constituent Companies and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

       Section 17.4. Notes Held by a Constituent Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by either Constituent Company or any of its Affiliates shall be deemed not to be outstanding.

Section 18.Notices.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

            (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Trust in writing,

           (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Trust in writing, or

          (iii) if to either Constituent Company, to the Trust at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Trust shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.    Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at a Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each Constituent Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit either Constituent Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.    Confidential Information.

     For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Trust or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Trust or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf,
(c) otherwise becomes known to you other than through disclosure by the Trust or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of either Constituent Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule or regulation applicable to you, (x) in response to any subpoena, court order or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, this Agreement or the Guaranty Agreement. With respect to disclosure of Confidential Information pursuant to clause (viii) of the preceding sentence, you shall use reasonable efforts in accordance with your established procedures to provide the Trust with prompt written notice of any such matter so that the Trust may seek a protective order or other appropriate remedy. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Trust in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Trust embodying the provisions of this Section 20.

Section 21.    Substitution of Purchaser.

     You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Trust, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Trust of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

Section 22.    Miscellaneous.

     Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     Section 22.7. No Recourse to Shareholders etc. No obligation or liability whatsoever of the Trust (whether as guarantor or as general partner of the Operating Partnership) on account of or arising under the Notes, the Guaranty Agreement, this Agreement or the Other Agreements or any other document executed by the Trust or the Operating Partnership in connection herewith or therewith shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the private property of any of the Trust's shareholders, trustees, officers or employees, regardless of whether such obligation or liability of the Trust is in the nature of contract, tort or otherwise. Nothing herein shall diminish or impair your rights or the rights of the Other Purchasers or the holders from time to time of the Notes to pursue any remedy against the Trust or any assets of the Trust.

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Constituent Companies, whereupon the foregoing shall become a binding agreement between you and the Constituent Companies.

                                  Very truly yours,

                                  Storage Trust Properties, L.P.


                                  By:  Storage Trust Realty,
                                        Its general partner


                                         By
                                           Title


                                  Storage Trust Realty



                                    By
                                       Title

The foregoing is hereby agreed
to as of the date thereof.

                                    [Variation]


                                    By
                                       Title


                                    [By
                                       Title]

                       Information Relating to Purchasers

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                 First Closing    Second Closing

Pacific Mutual Life Insurance    $13,000,000      -0-                A
  Company                         $7,000,000      -0-                B
700 Newport Center Drive
Newport Beach, California  92658-9000
Attention:  Fixed Income Securities Department
Telephone:  (714) 640-3379; Facsimile:  (714) 640-3199


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004,
PPN 86212* AA 1 $____________ principal and/or $___________ interest" or
"Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007,
PPN 86212* AB 9 $____________ principal and/or $___________ interest") to:

     Chase Manhattan Bank, N.A.
     ABA #021-000-021
     A/C - 900-9-002206
     BNF - Funds Pending - DNI/ABS
     BBK - Chase Manhattan Bank/SSTO
     A/C Name:  General Account
     A/C Number:  47363300
     Regarding:  Security Description and PPN

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

     Pacific Mutual Life Insurance Company
     Attention:  Securities Administration
     P.O. Box 9000
     Newport Beach, California  92658-9000
With a copy to:

     The Chase Manhattan Bank, N.A.
     P.O. Box 456, Wall Street Station
     New York, New York  10005

Name of Nominee in which Notes are to be issued:  ATWELL & CO

General Taxpayer I.D. Number:  95-4229487

Private Placement Taxpayer I.D. Number:  13-6065575

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

National Travelers Life Company   $1,000,000        -0-              B
c/o MIMLIC Asset Management Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     First Bank, N.A
     Minneapolis, Minnesota
     ABA #091-000-022

     for credit to:  First Trust, N.A.
     Account Number 180121167365, TSU: 050

     for further credit to:  National Travelers Life Company
     Account Number 12609110
     Attention:  Peggy Sime (612) 244-0647

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  Var & Co.

Taxpayer I.D. Number:  42-0432940

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

FB Annuity Company                $1,000,000       -0-               B
c/o MIMLIC Asset Management Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     Comerica Bank
     Detroit, Michigan
     ABA #072-000-096

     For credit to:  Trust Operation   Fixed Income
     Unit Cost Center 98530
     Account Number 21585-98530

     For further credit to:  FB Annuity Company
     Account Number:  84-553

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-2315027

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

Farm Bureau Mutual Insurance     $1,500,000        -0-               A
  Company of Michigan
c/o MIMLIC Asset Management Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     Comerica Bank
     Detroit, Michigan
     ABA #072-000-096

     For credit to:  Trust Operation   Fixed Income
     Unit Cost Center 98530
     Account Number 21585-98530

     For further credit to: Farm Bureau Mutual Insurance Company of Michigan Account Number: 84-551

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1316179

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

Farm Bureau Life Insurance        -0-              $1,000,000         B
  Company of Michigan
c/o MIMLIC Asset Management Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     Comerica Bank
     Detroit, Michigan
     ABA #072-000-096

     For credit to:  Trust Operation   Fixed Income
     Unit Cost Center 98530
     Account Number 21585-98530

     For further credit to: Farm Bureau Life Insurance Company of Michigan Account Number: 84-550

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-6053670

                                          Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

Pioneer Mutual Life Insurance     -0-              $1,000,000        B
  Company
c/o MIMLIC Asset Management Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     Norwest Bank Minnesota
     Minneapolis, Minnesota
     ABA #091-000-019

     for credit to:  Trust Clearing
     Account Number 0840245

     for further credit to: Pioneer Mutual Life Insurance Company Account Number 40597400

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  45-0220640

                                          Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

The Reliable Life Insurance       $1,000,000       -0-               B
  Company
c/o MIMLIC Asset Management Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007,
PPN 86212* AB 9, principal, premium or interest") to:

     Mercantile Bank
     St. Louis, Missouri
     ABA #081-000-210

     for credit to:  The Reliable Life Insurance Company
     Account Number 1000602969

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  43-0476110



                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

The Minnesota Mutual Life         $6,000,000       -0-               B
  Insurance Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  MIMLIC Asset Management Company


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     First Bank National Association
     Minneapolis, Minnesota
     ABA #091000022

     BNF The Minnesota Mutual Life Insurance Company
     Account Number 1801-10-00600-4

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-0417830


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

The Minnesota Mutual Life         $1,000,000       -0-               B
  Insurance Company - Separate
  Account F
c/o MIMLIC Asset Management Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Bond  Technician


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     First Bank, N.A
     Minneapolis, Minnesota
     ABA #091-0000-22

     for further credit to:  First Trust N.A.
     Account Number 180121167365, TSU:  050

     for credit to:  Minnesota Mutual - Separate Account F
     Account Number 12-6039000
     Attention:  Peggy Sime (612) 244-0647

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  Var & Co.

Taxpayer I.D. Number:  41-0417830


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                               First Closing    Second Closing

Life of Maryland, Inc.         $1,000,000       -0-                  B
c/o MIMLIC Asset
Management Company             -0-              $1,000,000           B
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     NationsBank
     Baltimore, Maryland
     ABA #052-001-633

     for credit to:  Life of Maryland, Inc.
     Account Number 200-060-085-8

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  52-1220516

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                   First Closing    Second Closing

State Mutual Insurance Company     -0-              $1,000,000       B
c/o MIMLIC Asset Management Company
400 Robert Street North
St. Paul, Minnesota  55101
Attention:  Client Administrator


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     The Bank of New York
     New York, New York
     ABA #021-000-018
     Reference:  GLA-566 (PPN & Payable Date)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  Polly & Co.

Taxpayer I.D. Number:  58-1449898


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

Northern Life Insurance           $4,000,000        -0-              A
  Company
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Mark Ponder
Phone:  (612) 372-5257
Fax:  (612) 372-5368


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     First National Bank N.A./Mpls. (ABA #091000022)
     601 2nd Avenue South
     Attention:  Securities Accounting
     Ref:  Issuer, Cusip, Coupon & Maturity

     for credit to:  Northern Life Insurance Company
     Account Number 1602-3237-6105

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-1295933


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

ReliaStar Life Insurance Company  $3,000,000       -0-               A
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Mark Ponder
Phone:  (612) 372-5257
Fax:  (612) 372-5368


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     First National Bank N.A./Mpls. (ABA #091000022)
     601 2nd Avenue South
     Attention:  Securities Accounting
     Ref:  Issuer, Cusip, Coupon & Maturity

     for credit to:  ReliaStar Life Insurance Company
     Account Number 1102-4001-4461

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-0451140


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

ReliaStar United Services Life    $3,000,000        -0-              A
  Insurance Company
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2121
Attention:  Mark Ponder
Phone:  (612) 372-5257
Fax:  (612) 372-5368


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     Bankers Trust (ABA #021001033)
     New York, New York
     Ref:  Security description and P&I Breakdown

     for credit to: ReliaStar United Services Life Insurance Company Account Number 99-911-145

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  SALKELD & CO.

Taxpayer I.D. Number:  53-0159267

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

ReliaStar Bankers Security Life   $2,000,000        -0-              A
  Insurance Company
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2121
Attention:  Mark Ponder
Phone:  (612) 372-5257
Fax:  (612) 372-5368


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     Chemical NYC/GEOCUST
     ABA #021000128
     New York, NY
     DDA #544755102
     A/C #1960 Dept 571 NonStandard Securities
     F/C to N9254120
     Ref:  Issue Name, PPN and P&I Breakdown

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  SIGLER & CO.

Taxpayer I.D. Number:  53-0242530

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

Jackson National Life Insurance   $-0-             $11,000,000       B
  Company
5901 Executive Drive
Lansing, Michigan  48909


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     NORTHERN TRUST CHGO
     ABA #0710-0015-2
     Credit Account #5186041000 (General ledger for all clients of Northern
     Trust)
     For Further Credit to:  26-91241/Jackson National Life Insurance Company
     Ref: (Name of Company) PVTPL, date of payment, principal and interest breakdown
     Attention:  Oscell Owens/Sharon Stifter

Notices

All notices and communications, including notices with respect to payment and written confirmation of each such payment, and copies of documents, notes and/or certificates, waivers, amendments, consents, and financial information should be sent to:

     PPM America, Inc.
     225 West Wacker Drive, Suite 1200
     Chicago, Illinois  60606-1228
     Attention:  Private Placements/David Brett
     Phone:  (312) 634-2510
     Fax:  (312) 634-0054

Interest and principal payment notices should also be faxed to:

     Osell Owens, Northern Trust
     801 South Canal, Floor CIN
     Chicago, Illinois  60607
     Phone:  (312) 444-5754
     Fax:  (312) 630-8179

     and

     Claudia Baron, PPM America
     225 West Wacker Drive, Suite 1200
     Chicago, Illinois  60606
     Phone:  (312) 634-2504
     Fax:  (312) 634-0054

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1659835

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

American International Life       $-0-             $6,000,000        A
  Assurance Company of New York
c/o AIG Global Investment Corp.
One Chase Manhattan Plaza, 57th Floor
New York, New York  10005
Attention:  Jerome Muldowney
Telecopier Number:  (212) 504-5297


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     Federal Reserve Bank of New York (ABA #0260-0792-2)
     A/C Fiduciary TR NYC/CUST

     for credit to:  American International Life Assurance Company of New
     York
     Account Number 440-520203
     Attention:  Edward Abad

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-6101875


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                   First Closing    Second Closing

AIG Life Insurance Company         $-0-             $4,000,000       A
c/o AIG Global Investment Corp.
One Chase Manhattan Plaza, 57th Floor
New York, New York  10005
Attention:  Jerome Muldowney
Telecopier Number:  (212) 504-5297


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     Federal Reserve Bank of New York (ABA #0260-0792-2)
     A/C Fiduciary TR NYC/CUST

     for credit to:  AIG Life Insurance Company
     Account Number 440-526903
     Attention:  Edward Abad

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  25-1118523


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

Teachers Insurance and Annuity    $9,000,000       -0-               B
  Association
730 Third Avenue
New York, New York  10017


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     Chase Manhattan Bank
     ABA #021000021
     New York, New York
     Account of:  Teachers Insurance and Annuity Association
     Account Number:  910-2-766475
     On order of:  [Name of Issuer] [PPN #]

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     Teachers Insurance and Annuity Association
     730 Third Avenue
     New York, New York  10017
     Attention:  Securities Division

All other notices and communications to be addressed to:

     Ms. Susan Sanford
     TIAA-CREF
     730 Third Avenue, 8th Floor
     New York, New York  10017

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-1624203N

                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

Monumental Life Insurance         $8,000,000        -0-              B
  Company
c/o AEGON USA Investment Management, Inc.
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499-5335
Attention:  Director of Private Placements
Fax Number:  (319) 369-2666


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     Citibank, N.A. (ABA #021000089)
     111 Wall Street
     New York, New York  10043

     for credit to:  Monumental  Life Insurance Company
     Account Number 40560774

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     AEGON USA Investment Management, Inc.
     4333 Edgewood Road N.E.
     Cedar Rapids, Iowa  52499-5112
     Attention:  Michael Meese

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  52-0419790


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

The Ohio National Life Insurance  $6,000,000       -0-               B
  Company
P. O. Box 237
Cincinnati, Ohio  45201
Attention:  Investment Department
Facsimile:  (513) 794-4506


Overnight Delivery Address:
[One Financial Way
Cincinnati, Ohio  45242]

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.66% Series B Senior Notes due 2007, PPN 86212* AB 9, principal, premium or interest") to:

     Star Bank, N.A. (ABA #042-0000-13)
     Fifth and Walnut Streets
     Cincinnati, Ohio  45202

     for credit to:  The Ohio National Life Insurance Company
     Account Number 910-275-7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-0397080


                                           Principal Amount
 Name and Address of                        of Notes to Be
      Purchaser                             Purchased              Series

                                  First Closing    Second Closing

COVA Financial Services Life      $4,000,000       -0-              A
  Insurance Company
c/o General American Life Insurance Company
P. O. Box 396
St. Louis, Missouri  63166
Attention:  Securities Division


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     NORTHERN CHGO/Trust
     ABA #071000152
     Credit wire account #5186041000
     Account 26-02881/COVA Financial Services Life Insurance Company

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     General American Life Insurance Company
     P. O. Box 418
     St. Louis, Missouri  63166
     Attention:  Investment Accounting

     and

     COVA Financial Services Life Insurance Co.
     c/o The Northern Trust Company
     P. O. Box 92996
     Chicago, Illinois  60675

All notices and communications, other than those in respect to payments to be addressed to:

     General American Life Insurance Company
     P. O. Box 396
     St. Louis, Missouri  63166
     Attention:  Securities Division

     and

     COVA Financial Life Insurance Co.
     c/o The Northern Trust Company
     P. O. Box 92996
     Chicago, Illinois  60675

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  43-1236042


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                 First Closing    Second Closing

COVA Financial Life              $1,000,000        -0-               A
  Insurance Company
c/o General American Life Insurance Company
P. O. Box 396
St. Louis, Missouri  63166
Attention:  Securities Division


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     BK OF NYC/CTR/BBK
     IOC 565 - Inst'l Custody
     Account #076628
     For:  COVA Financial Life Insurance Co.
     ABA #021000018

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

     General American Life Insurance Company
     P. O. Box 418
     St. Louis, Missouri  63166
     Attention:  Investment Accounting

     and

     COVA Financial Life Insurance Co.
     c/o COVA Financial Services
     One Tower Lane, Suite 3000
     Oak Brook Terrace, IL  60181

All notices and communications, other than those in respect to payments to be addressed to:

     General American Life Insurance Company
     P. O. Box 396
     St. Louis, Missouri  63166
     Attention:  Securities Division

     and

     COVA Financial Life Insurance Co.
     c/o COVA Financial Services
     One Tower Lane, Suite 3000
     Oak Brook Terrace, IL  60181

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  94-2176117


                                           Principal Amount
 Name and Address of                        of Notes to Be
       Purchaser                             Purchased              Series

                                  First Closing    Second Closing

Guarantee Life Insurance Company  $2,500,000       -0-               A
8801 Indian Hills Drive
Omaha, Nebraska  68114
Attention:  Investment Division


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Storage Trust Properties, L.P., 7.47% Series A Senior Notes due 2004, PPN 86212* AA 1, principal, premium or interest") to:

     State Street Bank and Trust Company
     Boston, Massachusetts
     ABA #021 000 028
     Account Number:  28946168
     Account Name:  Guaranty Life Insurance Company

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  47-0179235

                         Defined Terms

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person (other than a Person reporting, or required to report, beneficial ownership on Schedule 13G) beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Trust or any Subsidiary or any corporation of which the Trust and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Trust.

     "Asset Disposition" means and includes (i) a sale, lease or other disposition of assets (other than in the ordinary course of business) by the Operating Partnership or any Subsidiary (except by the Operating Partnership to a Wholly-Owned Subsidiary or to a Specified Affiliate, and except by a Subsidiary to the Operating Partnership, to a Subsidiary in which the Operating Partnership holds, directly or indirectly, an equity or voting interest equal to or greater than (in percentage terms) its interest in the transferor Subsidiary, or to a Specified Affiliate), (ii) the issuance or sale by any Subsidiary or Specified Affiliate of any shares of stock of any class (including as "stock" for the purpose of this definition, any warrants, rights or options to purchase or otherwise acquire stock or other Securities exchangeable for or convertible into stock) of such Subsidiary or such Specified Affiliate, as the case may be, to any Person other than the Operating Partnership, a Wholly-Owned Subsidiary or a Specified Affiliate (except for the purpose of qualifying directors, except in satisfaction of the validly pre-existing preemptive rights of minority shareholders in connection with the simultaneous issuance of stock to the Operating Partnership and its Subsidiaries whereby the Operating Partnership and its Subsidiaries maintain their same proportionate interest in such Subsidiary and except, in the case of an issuance or sale by a Specified Affiliate, for an issuance or sale subject to an arrangement assuring to the Operating Partnership substantially all of the economic interest in, such Specified Affiliate), and (iii) the sale, transfer or other disposition by the Operating Partnership of any shares of stock of any Subsidiary or Specified Affiliate (except by the Operating Partnership to a Wholly-Owned Subsidiary or a Specified Affiliate or except to qualify directors and except, in the case of a sale, transfer or disposition of any shares of stock of a Specified Affiliate, for the sale, transfer or disposition subject to an arrangement assuring to the Operating Partnership substantially all of the economic interest in, such Specified Affiliate) and the sale, transfer or other disposition by any Subsidiary or by any Specified Affiliate of any shares of stock of any other Subsidiary or other Specified Affiliate (except to the Operating Partnership, a Subsidiary in which the Operating Partnership holds, directly or indirectly, an equity or voting interest equal to or greater than (in percentage terms) its interest in the transferor Subsidiary, or a Specified Affiliate and except, in the case of a sale, transfer or disposition of shares of stock of a Specified Affiliate, for a sale, transfer or disposition subject to an arrangement assuring to the Operating Partnership substantially all of the economic interest in, such Specified Affiliate).

     "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are generally closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Illinois or Missouri are generally closed.

     "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

     "Closings" is defined in Section 3.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Competitor" means any Person engaged to any significant extent in the business of owning self-storage and related facilities; provided that in no event shall any Institutional Investor described in clause (c) of the definition of such term be deemed a Competitor for purposes of this Agreement.

     "Confidential Information" is defined in Section 20.

     "Consolidated Adjusted Capitalization" as of any date means the sum of Consolidated Adjusted Tangible Net Worth and Consolidated Debt as of such date.

     "Consolidated Adjusted Tangible Net Worth" means, at any time,

            (a) the sum of (i) the par value (or value stated on the books of the Operating Partnership) of the capital stock or other equity interests (but excluding treasury stock, capital stock subscribed and unissued and mandatorily redeemable Preferred Stock or corresponding equity interests) of the Operating Partnership and its Subsidiaries at such time plus (ii) the amount of the paid-in capital and retained earnings of the Operating Partnership and its Subsidiaries at such time, in each case as such amounts would be shown on a consolidated balance sheet of the Operating Partnership and its Subsidiaries as of such time prepared in accordance with GAAP, minus

            (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the stock or other equity interests and surplus of Subsidiaries, minus

            (c) the net book value of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under GAAP, including, without limitation, good will, trademarks, trade names, service marks, brand names, copyrights, patents and unamortized debt discount and expense, organizational expenses and the excess of the equity in any Subsidiary over the cost of the investment in such Subsidiary, plus

            (d) accumulated depreciation on real estate properties as such amount would be shown on a consolidated balance sheet of the Operating Partnership and its Subsidiaries as of such time prepared in accordance with GAAP.

     "Consolidated Cash Flow Available for Interest Charges" means, in respect of any period, the sum of (a) Consolidated Net Income for such period,
(b) the amount of all depreciation of real estate owned and amortization allowances and other non-cash expenses of the Operating Partnership and its Subsidiaries but only to the extent deducted in the determination of Consolidated Net Income for such period, (c) Interest Charges but only to the extent deducted in the determination of Consolidated Net Income for such period and (d) all provisions for any Federal, state or other income taxes made by the Operating Partnership and its Subsidiaries but only to the extent deducted in the determination of Consolidated Net Income for such period.

     "Consolidated Debt" means, as of any date of determination, the total of all Debt of the Operating Partnership and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits among the Operating Partnership and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Operating Partnership and its Subsidiaries in accordance with GAAP.

     "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Operating Partnership and its Subsidiaries for such period, as determined in accordance with GAAP, after eliminating all offsetting debits and credits among the Operating Partnership and its Subsidiaries, all earnings or losses attributable to outstanding Minority Interests and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Operating Partnership and its Subsidiaries in accordance with GAAP, provided that there shall be excluded:

            (a) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Operating Partnership or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

            (b) the income (or loss) of any Person (other than a Subsidiary) in which the Operating Partnership or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Operating Partnership or such Subsidiary in the form of cash dividends or similar cash distributions,

            (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary,

            (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,

            (e) any aggregate net gain or aggregate net loss during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities),

            (f) any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

            (g) any net gain from the collection of the proceeds of life insurance policies,

            (h) any gain arising from the acquisition of any Security of the Operating Partnership or any Subsidiary, or the extinguishment, under GAAP, of any Debt of the Operating Partnership or any Subsidiary,

            (i) any net income or gain (but not any net loss) during such period from (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, (iii) any extraordinary items, or (iv) any discontinued operations or the disposition thereof,

            (j) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary,

            (k) in the case of a successor to the Operating Partnership by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and

            (l) any portion of such net income that cannot be freely converted into United States Dollars.

     "Consolidated Priority Debt" means, as of any date of determination, the total of all Priority Debt of the Operating Partnership and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits among the Operating Partnership and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Operating Partnership and its Subsidiaries in accordance with GAAP.

     "Consolidated Total Assets" means as of any date of determination, consolidated total assets of the Operating Partnership and its Subsidiaries, after eliminating all offsetting debits and credits among the Operating Partnership and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Operating Partnership and its Subsidiaries in accordance with GAAP.

     "Constituent Companies" means the Trust and the Operating Partnership.

     "Debt" with respect to any Person means, at any time, without duplication,

            (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

            (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

            (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

            (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

            (f)   Swaps of such Person; and

            (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of any Note or (ii) 1% over the rate of interest publicly announced by The First National Bank of Boston in Boston, Massachusetts as its "base" or "prime" rate.

     "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Trust under section 414 of the Code.

     "Event of Default" is defined in Section 11.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governmental Authority" means

            (a)   the government of

                 (i) the United States of America or any State or other political subdivision thereof, or

                (ii) any jurisdiction in which the Trust or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Trust or any Subsidiary, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

            (a) to purchase such indebtedness or obligation or any property constituting security therefor;

            (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

            (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

            (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "Guaranty Agreement" is defined in Section 2.

     "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Operating Partnership pursuant to Section 13.1.

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Interest Charges" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits among the Operating Partnership and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Operating Partnership and its Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of the Operating Partnership and its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

     "Interest Charges Coverage Ratio" means, at any time, the ratio of
(a) Consolidated Cash Flow Available for Interest Charges for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (b) Interest Charges for such period.

     "Investment" means any investment, made in cash or by delivery of property, by the Operating Partnership or any of its Subsidiaries (i) in any Person, whether by acquisition of stock, Debt or other obligation or Security, or by loan, guaranty, advance, capital contribution or otherwise, or (ii) in any property.

     "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "Make-Whole Amount" is defined in Section 8.6.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Trust and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Trust and its Subsidiaries taken as a whole, (b) the ability of the Trust to perform its obligations under this Agreement and the Guaranty Agreement,
(c) the ability of the Operating Partnership to perform its obligations under this Agreement and the Notes, or (d) the validity or enforceability of this Agreement, the Guaranty Agreement or the Notes.

     "Memorandum" is defined in Section 5.3.

     "Minority Interest" shall mean any shares of stock of any class of, or any partnership, membership or other ownership in, a Subsidiary (other than directors qualifying shares as required by law) that are not owned by the Operating Partnership and/or one or more of its Subsidiaries.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     "Notes" is defined in Section 1.

     "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Trust or the Operating Partnership, as the case may be, whose responsibilities extend to the subject matter of such certificate.

     "Operating Partnership" means Storage Trust Properties, L.P., a Delaware limited partnership.

     "Other Agreements" is defined in Section 2.

     "Other Purchasers" is defined in Section 2.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Trust or any ERISA Affiliate or with respect to which the Trust or any ERISA Affiliate may have any liability.

     "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

     "Priority Debt" means (i) Debt of the Operating Partnership secured by a Lien on any asset of the Operating Partnership and (ii) all Debt of Subsidiaries (except Debt of any Subsidiary owed to either Constituent Company or a Wholly-owned Subsidiary).

     The term "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     "Required Holders" means, at any time, the holders of at least 66-2/3% in principal amount of the Notes of each Series (or, solely for the purposes of a waiver under Section 12.3, of either Series) at the time outstanding (exclusive of Notes then owned by the Trust or any of its Affiliates).

     "Responsible Officer" means any Senior Financial Officer and any other officer of the Trust or the Operating Partnership, as the case may be, with responsibility for the administration of the relevant portion of this agreement.

     "Restricted Investments" means all Investments except the following:

            (a) Investments in property to be used in the ordinary course of business of the Operating Partnership, its Subsidiaries and Specified Affiliates;

            (b) Investments in current assets arising in the ordinary course of business of the Operating Partnership, its Subsidiaries and Specified Affiliates;

            (c) Investments directly in real property in the ordinary course of business of the Operating Partnership, its Subsidiaries and Specified Affiliates;

            (d)   Investments in entities owning real properties provided that
     (i) income from such Investments in any such entity shall be qualified dividends under the "75% gross income test" under Section 856(c)(3) of the Code or (ii) at least 75% of income from such Investments in any such entity shall be "rents from real property" under applicable provisions of the Code;

            (e) Investments in (i) one or more Specified Affiliates or any Person that concurrently with such Investment becomes a Specified Affiliate or (ii) one or more Subsidiaries or any Person that concurrently with such Investment becomes a Subsidiary, provided that each such corporate Subsidiary is a "qualified REIT subsidiary" of the Trust within the meaning of section 856(i) of the Code or any successor provision;

            (f) Investments in United States Governmental Securities, provided that such obligations mature within 365 days from the date of acquisition thereof;

            (g) Investments in certificates of deposit or banker's acceptances issued by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

            (h) Investments in commercial paper in each case rated "A-1" or better by S&P or "P-1" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing, and maturing not more than 270 days from the date of creation thereof;

            (i)   Investments in Repurchase Agreements;

            (j) Investments in tax-exempt obligations of any state of the United States of America, or any municipality of any such state with short term ratings in each case of at least "A-1" or better by S&P or "P-1" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing, provided that such obligations mature within 365 days from the date of acquisition thereof; and

            (k)   Unimproved Real Estate Investments.

For purposes of this Agreement an Investment shall be valued at the greater of
(i) cost and (ii) the value at which such Investment is to be shown on the books of the Operating Partnership and its Subsidiaries in accordance with GAAP.

     As used in this definition of "Restricted Investments"

          "Acceptable Bank" means any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof, (ii) which has capital, surplus and undivided profits aggregating at least $500,000,000, and (iii) whose short-term unsecured debt obligations (or the short-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A-1" or better by S&P or "P-1" or better by Moody's.

          "Acceptable Broker-Dealer" means any Person other than a natural person (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose short-term unsecured debt obligations shall have been given a rating of "A-1" or better by S&P or "P-1" or better by Moody's.

          "Moody's" means Moody's Investors Service, Inc.

          "Repurchase Agreement" means any written agreement

                 (a) that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Operating Partnership or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by the Operating Partnership or such Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Operating Partnership or such Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

                 (b) in respect of which the Operating Partnership or such Subsidiary shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

                 (c) in connection with which the Operating Partnership or such Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

          "United States Governmental Security" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Security" has the meaning set forth in Section 2(l) of the Securities
Act.

     "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Trust or the Operating Partnership, as the case may be.

     "Series" is defined in Section 1.

     "Series A Notes" is defined in Section 1.

     "Series B Notes" is defined in Section 1.

     "Specified Affiliate" means any corporation, association or other business entity formed for the purpose of earning income not qualified as "rents from real property" under applicable provisions of the Code, in which either Constituent Company owns, directly or indirectly, substantially all of the economic interest but less than 10% of the voting interests, and the charter or other organizational documents of which contain provisions providing such Constituent Company, directly or indirectly, with substantially the same rights as, or greater rights than, those provided by Article Fourth, Section (C)(4) of the Certificate of Incorporation of Storage Realty Management Co., as filed with the Secretary of State of the State of Delaware on October 21, 1994.

     "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). In the case of either Constituent Company, each Specified Affiliate of such Constituent Company shall be deemed to be a Subsidiary of such Constituent Company for all purposes of this Agreement. Unless the context otherwise clearly requires, (i) any reference to a "Subsidiary" in
Section 7.3, Section 10 or the definitions used therein is a reference to a Subsidiary of the Operating Partnership and (ii) any other reference to a "Subsidiary" is a reference to a Subsidiary of the Trust.

     "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

     "Trust" means Storage Trust Realty, a Maryland real estate investment trust.

     "Unencumbered Assets" means at any time the book value of all real estate properties of the Operating Partnership and its Subsidiaries, prior to the deduction of accumulated depreciation thereon, which are free of all Liens other than Liens permitted by paragraphs (a), (b), (c), (d), (e), (f) or (i) of Section 10.5.

     "Unimproved Real Estate Investments" means Investments in unimproved real property and mortgages on unimproved real property.

     "Unsecured Debt" means at any time the aggregate unpaid principal amount of all Debt of the Operating Partnership and its Subsidiaries other than
(i) Debt of a Subsidiary owing to the Operating Partnership or to a Wholly-Owned Subsidiary and (ii) Debt of the Operating Partnership or a Subsidiary secured by a Lien on one or more parcels of their real property.

     "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Operating Partnership and the Operating Partnership's other Wholly-Owned Subsidiaries at such time.

                 Changes in Corporate Structure

On November 26, 1996, the Operating Partnership acquired a self-storage facility (d/b/a Bulls Eye Self Storage) in Houston, Texas from Lone Star Mini-Storage, Inc.

On December 18, 1996, the Operating Partnership acquired a self-storage facility (d/b/a Texan Storage) in Katy, Texas from Russel J. Walla and Shannon
L. Walla.

On January 3, 1997, the Operating Partnership acquired a self-storage facility (d/b/a A Space Station) in Basalt, Colorado from International American Company III, LLC.

                      Disclosure Materials

On January 14, 1997, the Trust provided a binder titled Lender Due Diligence Materials to the participants at a meeting at the Trust's offices. The binder contained information about the Trust and was structured in the following order:

     Section I.  Self-Storage Industry

     Section II. Company Organization and Management

     Section III.   Operations

     Section IV. Acquisitions

     Section V.  Financial Information

     Exhibit I.  Covenant Analysis for the Senior Note Offering

     Exhibit II. Financial Projections for the year ending December 31,
     1997

     Exhibit III.   Bank Line of Credit Summary and Covenant Analysis

  Subsidiaries of the Trust and Ownership of Subsidiary Stock

Subsidiaries of the Trust:


Legal Name                    Jurisdiction of    Percentage of Ownership by the
                               Organization       Trust or other Subsidiary


Storage Trust Properties, L.P.    Delaware       93.61% of units (the general
(the "Operating Partnership")                    partnership interest) held
                                                 by the Trust

Storage Realty Management Co.     Delaware       5% of common stock held and
                                                 100% of preferred stock held
                                                 by Storage Trust
                                                 Properties, L.P.

STR Management Corporation        Missouri       100% of stock held by the Trust

Storage Trust Investments, L.P.   Missouri       1% general partnership interest
                                                 held by STR Management
                                                 Corporation
                                                 99% limited partnership
                                                 interest held by the Operating
                                                 Partnership

STR Management Corporation        Tennessee      100% of stock held by the
Tennessee                                        Trust

Storage Trust Investments -       Tennessee      1% general partnership
Tennessee, L.P.                                  interest held by STR
                                                 Management Corporation of
                                                 Tennessee
                                                 99% limited partnership
                                                 interest held by the
                                                 Operating Partnership

STR Management Corporation of     Florida        100% of stock held by the
Florida                                          Trust

Storage Trust Investments -       Florida        1% general partnership
Florida, Limited Partnership                     interest held by STR
                                                 Management Corporation of
                                                 Florida
                                                 99% limited partnership
                                                 interest held by the
                                                 Operating Partnership


STR Management Corporation of    Kentucky        100% of stock held by the Trust
Kentucky



Legal Name                    Jurisdiction of   Percentage of Ownership by the
                               Organization       Trust or other Subsidiary

Storage Trust Investments -     Kentucky        1% general partnership
Kentucky, L.P.                                  interest held by STR Management
                                                Corporation of Kentucky
                                                99% limited partnership interest
                                                held by the Operating
                                                Partnership

STR Management Corporation      Kansas          100% of stock held by the Trust

Storage Trust Investments       Kansas          1% general partnership interest
Kansas, L.P.                                    held by STR Management
                                                Corporation of Kansas
                                                99% limited partnership
                                                interest held by the Operating
                                                Partnership

STR Management Corporation of   Wisconsin       100% of stock held by the Trust

Storage T Investments -         Wisconsin       1% general partnership interest
Wisconsin, Limited Partnership                  held by STR Management
                                                Corporation of Wisconsin
                                                99% limited partnership interest
                                                held by the Operating
                                                Partnership

STR Management Corporation      Georgia         100% of stock held by the Trust

Storage Trust Investments -     Georgia         1% general partnership
                                                interest held by STR Management
                                                Corporation of Georgia
                                                99% limited partnership
                                                interest held by the Operating
                                                Partnership

             Affiliates of the Trust:

Legal Name                    Jurisdiction of   Percentage of Ownership by the
                                Organization     Trust or other Subsidiary

Fountainbleau Storage Associates  Louisiana     15% partnership interest held by
                                                the Operating Partnership

Marian Ridge IV, L.L.C.           Missouri      25% membership interest held
                                                by the Operating Partnership

Trustees and Executive Officers:

Name                      Age                 Position

Gordon Burnam              65                 Chairman of the Board of Trustees,
                                              Trustee
Michael G. Burnam          43                 Chief Executive Officer, Trustee
P. Crismon Burnam          32                 Chief Operating Officer, Trustee
Blake Eagle                62                 Trustee
Randall K. Rowe            41                 Trustee
Daniel C. Staton           43                 Trustee
Fredrick W. Petri          48                 Trustee
Stephen M. Dulle           48                 Chief Financial Officer
Timothy B. Burnam          38                 Vice President - Construction &
                                              Development


Restrictions on Dividends or Distributions:

The Revolving Credit Agreement, dated January 25, 1996, and the Unconditional Guaranty of Payment and Performance, dated January 25, 1996 (both as amended by the First Amendment to Revolving Credit Agreement and Guaranty, dated December 13, 1996) places restrictions and conditions on distributions paid by the Operating Partnership and on dividends paid by the Trust.

                      Financial Statements

Financial Statements of Storage Trust Realty (the "Trust"):

    Financial Statements for the year ended December 31, 1995 as set forth in the Annual Report to Shareholders and the Annual Report on Form 10-K

    Financial Statements for the three months and nine months ended
     September 30, 1996 as set forth in the Quarterly Report on Form 10-Q

Financial Statements of Storage Trust Properties, L.P. (the "Operating Partnership"):

    Financial Statements for the year ended December 31, 1995

    Financial Statements for the three months and nine months ended
     September 30, 1996

                         Existing Debt
                   (as of December 31, 1996)

Outstanding Debt of the Operating Partnership:


Unsecured revolving line of credit with an aggregate borrowing limit of $100 million, bearing interest at LIBOR plus 1.625%
per annum (7.267% at December 31, 1996), interest only until expiration on January 24, 1998, with a one-year extension at
the Trust's option upon the satisfaction of certain conditions       $60,672,826

Mortgage loan secured by a facility in Hilton Head, South Carolina, bearing interest at 7.5%, requiring monthly principal and interest payments of $16,408 and maturing on April 3, 1999, when the
remaining principal balance will be $1,402,042                      $  1,582,351

Mortgage loan secured by a facility in Denver, Colorado,
bearing interest at 5%, requiring interest only payments until
maturity on January 31, 1997                                        $  1,000,000

Total                                                               $63,255,177


Debt Guaranteed by the Operating Partnership:

Debt of Fountainbleau Storage Associates:


Mortgage loan secured by a facility in New Orleans,
Louisiana, bearing interest at 9.5% (through June 30, 2001)
requiring monthly principal and interest payments of
$37,285.25 (through June 30, 2001) and maturing on
June 30, 2006.  The interest rate and monthly principal and
interest payments will change on July 1, 2001 to reflect the new interest rate to be calculated at 300 basis points over
comparable 5-year Treasury Notes.  The Operating Partnership has not guaranteed this mortgage loan.  The Operating Partnership
is a general partner in Fountainbleau Storage Associates            $  3,976,838

Debt of Marian Ridge IV, L.L.C.:

Construction and mortgage loan secured by a facility
in Kansas City, Missouri.  The total commitment under the
loan is $2,045,464 and it matures on December 1, 1999.
Amounts outstanding bear interest at 8.75%, which is payable monthly.  The Operating Partnership has guaranteed 25%
of the amounts outstanding under this loan                          $  182,590


                       Environmental Matters

Attached hereto and incorporated by reference in this Schedule 5.18 is a letter from the Van Matre Law Firm dated November 20, 1996. This letter discusses certain environmental matters. The inclusion of any particular matter does not necessarily mean that such matter could reasonably be expected to result in a Material Adverse Effect.

                        [Form of Note]

                 Storage Trust Properties, L.P.

        7.47% Series A Senior Note due January 15, 2004

No. [_________]                                                    [Date]
$[____________]                                             PPN 86212* AA 1
     For Value Received, the undersigned, Storage Trust Properties, L.P. (herein called the "Operating Partnership"), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on January 15, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.47% per annum from the date hereof, payable semiannually, on the fifteenth day of January and July in each year, commencing with the January 15 or July 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.47% or (ii) 1% over the rate of interest publicly announced by The First National Bank of Boston from time to time in Boston, Massachusetts as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Harris Trust and Savings Bank in Chicago, Illinois or at such other place as the Operating Partnership shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 20, 1997 (as from time to time amended, the "Note Purchase Agreements"), between the Operating Partnership, Storage Trust Realty and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Operating Partnership may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Operating Partnership will not be affected by any notice to the contrary.

     The Operating Partnership will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This
Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     The Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    Storage Trust Properties, L.P.

                                    By:  Storage Trust Realty,
                                         Its general partner



                                         By
                                           Title

                         [Form of Note]

                 Storage Trust Properties, L.P.

        7.66% Series B Senior Note due January 15, 2007

No. [_________]                                                   [Date]
$[____________]                                              PPN 86212* AB 9
     For Value Received, the undersigned, Storage Trust Properties, L.P. (herein called the "Operating Partnership"), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on January 15, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.66% per annum from the date hereof, payable semiannually, on the fifteenth day of January and July in each year, commencing with the January 15 or July 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.66% or (ii) 1% over the rate of interest publicly announced by The First National Bank of Boston from time to time in Boston, Massachusetts as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Harris Trust and Savings Bank in Chicago, Illinois or at such other place as the Operating Partnership shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of January 20, 1997 (as from time to time amended, the "Note Purchase Agreements"), between the Operating Partnership, Storage Trust Realty and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Operating Partnership may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Operating Partnership will not be affected by any notice to the contrary.

     The Operating Partnership will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This
Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     The Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    Storage Trust Properties, L.P.

                                    By:  Storage Trust Realty,
                                         Its general partner



                                         By
                                           Title

                                Form of Opinion of

             Special Counsel to the Trust and its Subsidiaries

     The closing opinions of Mayer, Brown & Platt, special counsel for the Trust and its Subsidiaries and Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Trust, which is called for by Section 4.5(a) of the Note Purchase Agreements, shall be dated the date of the respective Closings and addressed to you and the Other Purchasers, and may be relied upon by Chapman and Cutler, shall be satisfactory in scope and form to you and the Other Purchasers and, when taken together, shall be to the effect that:

             1. The Trust is a real estate investment trust, duly organized, validly existing and in good standing under the laws of the State of Maryland, has the power and authority to execute and perform the Note Purchase Agreements and the Guaranty Agreement, has the requisite power and authority to conduct the activities in which it is now engaged as described in the Trust's reports filed last year with the Securities and Exchange Commission (the "Commission") pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is duly qualified or registered to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register could not reasonably be expected to have a Material Adverse Effect.

             2. The Operating Partnership is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power and authority to execute and perform the Note Purchase Agreements and to issue the Notes, has the requisite power and authority to conduct the activities in which it is now engaged as described in the Trust's reports filed last year with the Commission pursuant to the requirements of the Exchange Act and is duly qualified or registered to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register could not reasonably be expected to have a Material Adverse Effect.

             3. Storage Realty Management Co. is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified or registered to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register could not reasonably be expected to have a Material Adverse Effect.

            4. The Note Purchase Agreements have been duly authorized by all necessary action on the part of each Constituent Company, have been duly executed and delivered by each Constituent Company and constitute the legal, valid and binding contracts of each Constituent Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

           5. The [Notes have been duly authorized by all necessary action on the part of the Operating Partnership, and the]* Notes being delivered on the date hereof have been duly executed and delivered by the Operating Partnership and constitute the legal, valid and binding obligations of the Operating Partnership enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

           6. The Guaranty Agreement has been duly authorized by all necessary action on the part of the Trust, has been duly executed and delivered by the Trust and constitutes the legal, valid and binding contract of the Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).*

           7. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the [Note Purchase Agreements, the Guaranty Agreement or]* the Notes; provided, however, that the foregoing opinion does not relate to the requirements of any state blue sky or securities laws.

           8. Except in each case for conflicts, breaches, defaults, creations or impositions that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the issuance and sale of the Notes [and the execution, delivery and performance by the Operating Partnership of the Note Purchase Agreements]* do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Operating Partnership pursuant to the provisions of the Certificate of Limited Partnership or Amended and Restated Agreement of Limited Partnership of the Operating Partnership or any agreement or other instrument known to such counsel to which the Operating Partnership is a party or by which the Operating Partnership may be bound.

           9. Except in each case for conflicts, breaches, defaults, creations or impositions that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the execution, delivery and performance by the Trust of the Note Purchase Agreement and the Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Trust pursuant to the provisions of the Declaration of Trust or By-Laws of the Trust or any agreement or other instrument known to such counsel to which the Trust is a party or by which the Trust may be bound (including, but not limited to, the Amended and Restated Agreement of Limited Partnership of the Operating Partnership).*

          10. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

          11. Since November 8, 1994, the Company has been organized in conformity with the requirements for qualification and taxation as a "real estate investment trust" under the Code.

          12. With respect to all the taxable years of the Trust ended December 31, 1995 and before, the Trust met the requirements for qualification and taxation as a real estate investment trust under the Code.*

          13. To the best of such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against or affecting either Constituent Company or any Subsidiary, at law or in equity in any court or before any Governmental Authority, which if adversely determined would individually or in the aggregate have a Material Adverse Effect.

     With respect to matters of fact on which such opinions are based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Trust and its Subsidiaries.

     The opinion of Mayer, Brown & Platt shall also state that you and the Other Purchasers are reasonably justified in relying on the opinion of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Trust.

               Form of Opinion of Special Counsel

                       to the Purchasers

     The closing opinion of Chapman and Cutler, special counsel to you and the Other Purchasers, called for by Section 4.5(b) of the Note Purchase Agreements, shall be dated the date of the respective Closings and addressed to you and the Other Purchasers, shall be satisfactory in form and substance to you and the Other Purchasers and shall be to the effect that:

             1. The Trust is a real estate investment trust, validly existing and in good standing under the laws of the State of Maryland and has the power and authority to execute and deliver the Note Purchase Agreements and the Guaranty Agreement.

             2. The Operating Partnership is a limited partnership, validly existing and in good standing under the laws of the State of Delaware and has the power and the authority to execute and deliver the Note Purchase Agreements and to issue the Notes.

             3. The Note Purchase Agreements have been duly authorized by all necessary action on the part of each Constituent Company, have been duly executed and delivered by each Constituent Company and constitute the legal, valid and binding contracts of each Constituent Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

           4. The Notes have been duly authorized by all necessary action on the part of the Operating Partnership, and the Notes being delivered on the date hereof have been duly executed and delivered by the Operating Partnership and constitute the legal, valid and binding obligations of the Operating Partnership enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          5. The Guaranty Agreement has been duly authorized by all necessary action on the part of the Trust, has been duly executed and delivered by the Trust and constitutes the legal, valid and binding contract of the Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).*

           6. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     The opinion of Chapman and Cutler shall also state that the opinions of Mayer, Brown & Platt, special counsel for the Trust and its Subsidiaries and Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Trust, are satisfactory in scope and form to Chapman and Cutler and that, in their opinion, you and the Other Purchasers are justified in relying thereon.

     In rendering the opinions set forth in paragraphs 1, 2 and, as to authorizations, 3, 4 and 5, Chapman and Cutler may rely solely on the opinions of Mayer, Brown & Platt and Ballard Spahr Andrews & Ingersoll. The opinion of Chapman and Cutler is limited to the laws of the State of Illinois and the Federal laws of the United States.

     With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Constituent Companies and upon representations of the Constituent Companies and you and the Other Purchasers delivered in connection with the issuance and sale of the Notes.